Exhibit 10.99

Dated 12 February 2021

US$20,890,000

AMENDMENT TO TERM LOAN FACILITY

PARTNER SHIPPING CO. LIMITED
as Borrower

and

SEANERGY MARITIME HOLDINGS CORP.
as Corporate Guarantor

and

AMSTERDAM TRADE BANK N.V.
as Arranger

and

AMSTERDAM TRADE BANK N.V.
as Facility Agent

and

AMSTERDAM TRADE BANK N.V.
as Security Agent

SECOND SUPPLEMENTAL AGREEMENT

relating to
a senior secured loan facility of up to US$20,890,000
(i) to refinance the existing indebtedness
secured on m.v. "PARTNERSHIP" and
(ii) for general working capital purposes of the Group

Index

Clause		Page

1	Definitions and Interpretation	2
2	Agreement of the Finance Parties	3
3	Conditions Precedent	4
4	Representations	4
5	Amendments to Facility Agreement and other Finance Documents	4
6	Further Assurance	8
7	Fees, Costs and Expenses	8
8	Notices	8
9	Counterparts	8
10	Governing Law	8
11	Enforcement	8

Schedules

Schedule 1 The Lenders		10
Schedule 2 Conditions Precedent		11

Execution

Execution Pages		12

THIS AGREEMENT is made on 12 February 2021

PARTIES

(1)
PARTNER SHIPPING CO. LIMITED, a company incorporated in the Republic of Malta whose registered address is at 147/1 St. Lucia Street, Valletta, VLT 1185, Malta and registered as foreign maritime entity under the Republic of the Marshall Islands as borrower (the "Borrower");

(2)
SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 as corporate guarantor (the "Corporate Guarantor");

(3)	AMSTERDAM TRADE BANK N.V. as arranger (the "Arranger");

(4)	THE FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties) as lenders (the "Original Lenders");

(5)	AMSTERDAM TRADE BANK N.V. as agent of the other Finance Parties (the "Facility Agent"); and

(6)	AMSTERDAM TRADE BANK N.V. as security agent for the Secured Parties (the "Security Agent").

BACKGROUND

(A)	By the Facility Agreement, the Lenders agreed to make available to the Borrower a facility of up to $20,890,000.

(B)
We have been advised that there was an Event of Default under each of the Junior Agreements (the "Junior Default"). Pursuant to clause 27.19 (j) of the Facility Agreement the Junior Default constitutes an Event of Default under the Facility Agreement (the "Existing Default").

(C)
By a supplemental agreement dated 12 January 2021 relating to the Intercreditor Agreement, the Shareholder has requested and the Lenders have given their consent to, inter alia, amend certain provisions of each Junior Agreement.

(D)	The Borrower has already drawn down the following Advances:

(i)	an Advance under Tranche A in the amount of $16,390,000;

(ii)	an Advance under Tranche B in the amount of $2,250,000; and

(iii)	an Advance under Tranche C in the amount of $2,250,000,

of which $17,446,818 is outstanding as at the date of this Agreement.

(E)	The Obligors have requested that the Lenders and the other Finance Parties give their consent to:

(i)	amend:

(A)	the financial covenants of the Corporate Guarantor under paragraphs (b) and (c) of clause 20.2 (Other financial covenants) of the Facility Agreement; and

(B)	the security cover provisions in clause 24.1 (Minimum required security cover) of the Facility Agreement; and

(ii)	waive the Existing Default.

together, the "Request".

(F)	The Lenders and the other Finance Parties agree to the Request subject to, inter alia, the following conditions:

(i)	prepayment of the Repayment Instalment of each of Tranche A, Tranche B and Tranche C falling due on 27 May 2021 on the date of this Agreement;

(ii)	payment of an amendment fee in an amount of US$22,410 on the date of this Agreement; and

(iii)	payment of $17,500 (representing 50 per cent. of the amount of the transfer to the DD Reserve Account which is scheduled to take place on -the next Repayment Date) on the date of this Agreement.

(G)
This Agreement sets out the terms and conditions on which the Lenders and the other Finance Parties agree, with effect on and from the Effective Date, to the Request and to the consequential amendments to the Facility Agreement and the other Finance Documents.

OPERATIVE PROVISIONS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Effective Date" means the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied.

"Facility Agreement" means the facility agreement dated 13 February 2019 (as amended and/or supplemented by a first supplemental agreement dated 13 June 2019 and as further amended and/or supplemented by a supplemental letter dated 21 August 2019) and made between (i) the Borrower as borrower, (ii) the Corporate Guarantor as corporate guarantor, (iii) the Arranger as arranger, (iv) the Original Lenders as lenders, (v) the Facility Agent as facility agent and (vi) the Security Agent as security agent.

"Mortgage Addendum" means the first mortgage addendum to the Mortgage executed or to be executed by the Borrower and the Security Agent, in the agreed form.

"Party" means a party to this Agreement.

1.2	Defined expressions

Defined expressions in the Facility Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Agreed forms of new, and supplements to, Finance Documents

References in Clause 1.1 (Definitions) to any new or supplement to a Finance Document being in "agreed form" are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or

(b)
in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of the Majority Lenders or, where clause 42.2 (All Lenders matters) of the Facility Agreement applies, all the Lenders.

1.5	Designation as a Finance Document

The Borrower and the Finance Parties designate this Agreement as a Finance Document.

1.6	Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

2	AGREEMENT OF THE FINANCE PARTIES

2.1	Agreement of the Lenders

The Lenders agree, subject to and upon the terms and conditions of this Agreement, to:

(a)	the Request; and

(b)	the consequential amendments to the Facility Agreement and the other Finance Documents.

2.2	Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the Request and to the consequential amendment of the Facility Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1 (Agreement of the Lenders).

2.3	Effective Date

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders) and Clause 2.2 (Agreement of the Finance Parties) shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders) and Clause 2.2 (Agreement of the Finance Parties) is subject to:

(a)	no Default (other than the Existing Default) is continuing on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;

(b)	the Repeating Representations to be made by each Obligor being true on the date of this Agreement and the Effective Date; and

(c)
the Facility Agent having received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent on or before the Effective Date or such later date as the Facility Agent may agree with the Borrower.

4	REPRESENTATIONS

4.1	Facility Agreement representations

Each Obligor that is a party to the Facility Agreement makes the representations and warranties set out in clause 18 (representations) of the Facility Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and where appropriate the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

4.2	Finance Document representations

Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and where appropriate the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

5	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date, the Facility Agreement shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)	by deleting the definitions of "Intercreditor Agreement" and "Junior Agreement" in clause 1.1 thereof in its entirety and replacing it with the following:

""Intercreditor Agreement" means the intercreditor agreement dated 15 February 2019 and entered into between, inter alia, the Borrower, the Corporate Guarantor, the Shareholder, the Lenders, the Facility Agent and the Security Agent as amended by a supplemental agreement dated 12 January 2021 and as the same has been and may further be amended from time to time.

"Junior Agreement" means each of:

(a)
the loan agreement dated 24 May 2017 (as amended and supplemented by a supplemental letter dated 22 June 2017, a second supplemental letter dated 22 August 2017 and as amended and restated by a deed of amendment and restatement dated 27 September 2017, as amended and supplemented by a supplemental agreement dated 13 February 2019, as further amended by a supplemental letter dated 29 May 2019 and as further amended by an omnibus supplemental agreement dated 31 December 2020 and as amended from time to time) and made between the Corporate Guarantor as borrower and the Shareholder as lender;

(b)
the loan agreement dated 4 October 2016 (as amended on 17 November 2016, as amended and restated by a deed of amendment and restatement dated 28 November 2016, as amended and supplemented by a supplemental agreement dated 13 June 2018, as further amended and restated by a second deed of amendment and restatement 13 February 2019, as further amended and supplemented by a supplemental letter dated 29 May 2019 and as further amended by an omnibus supplemental agreement dated 31 December 2020 and as amended from time to time) and made between the Corporate Guarantor as borrower and the Shareholder as lender; and

(c)
the convertible promissory note dated 27 September 2017 (as amended by an amendment dated 13 February 2019, as further amended by a second amendment dated 29 May 2019 and as further amended by an omnibus supplemental note agreement dated 31 December 2020 and as from time to time further amended and restated) issued by the Corporate Guarantor as maker to the Shareholder as holder, and, in the plural, means all of them. ";

(b)	by adding in the end of paragraph (b) of the definition of the "Junior Finance Documents" in clause 1.1 thereof the following wording:

" as from time to time, further amended and supplemented by an addendum thereto.; "

(c)	by deleting paragraph (c) of clause 20.2 thereof in its entirety and replacing it with the following new paragraph (c):

" (c)	the Leverage Ratio does not exceed:

(i)	from the date of this Agreement until 31 March 2020 (inclusive), 85 per cent.; and

(ii)	from 30 June 2020 and for the remainder of the Security Period, 85 per cent.";

(d)	by adding a new paragraph (b) in clause 20.3 thereof as follows:

"(b)
The Facility Agent has agreed to waive the Corporate Guarantor's compliance with the financial covenant contained in paragraph (b) of Clause 20.2 above from 30 June 2020 and for the remainder of the Security Period.";

(e)	by deleting clause 24.1 thereof in its entirety and replacing it with the following new clause:

"24.1	Minimum required security cover

(a)	Clause 24.2 (Provision of additional security; prepayment) applies if on or after the first Utilisation Date, the Facility Agent notifies the Borrower that:

(i)   the Market Value of the Ship; plus

(ii) the net realisable value of additional Security previously provided under this Clause 24 (Security Cover) (up to and including 31 December 2021, any amount remaining blocked under the DD Reserve Account from time to time in accordance with Clause 25.4 (Transfers to the DD Reserve Account)),

(b)          is below:

(i)   during the period commencing on the first Utilisation Date and ending on 30 June 2021 (inclusive), 140 per cent. of the Loan;

(ii) during the period commencing on 1 July 2021 and ending on 31 December 2021 (inclusive), 145 per cent. of the Loan; and

(iii) at all times thereafter, 150 per cent. of the Loan.";

(f)	by deleting the column named "Address for Communication" in Parts B and C of Schedule 1 thereof in their entirety and replacing them with the following new column:

"-Address:

World Trade Center
Tower I, Level 6
Strawinskylaan 1939
1077 XX, Amsterdam
The Netherlands

Attention:Iraklis Tsirigotis/Mingli Zhu

Email:
To: I.Tsirigotis@atbank.nl/
m.zhu@atbank.nl

Cc: shipping.finance@atbank.nl

Telephone No.:	+31 (0) 205 209 277 /
+31 (0) 205 209 404

Administrative Matters

Address:

World Trade Center
Tower I, Level 6
Strawinskylaan 1939
1077 XX, Amsterdam
The Netherlands

Attention: Liujun Zhou
Email:
To: shipping.finance@atbank.nl

Telephone No.:	+31 (0) 205 209 277 /
+31 (0) 205 209 404";

(g)	by construing references throughout the Facility Agreement to "the Mortgage" as if the same referred to the Mortgage as amended and supplemented by the Mortgage Addendum;

(h)	the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(i)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.2	Amendments to Finance Documents

With effect on and from the Effective Date, each of the Finance Documents other than the Facility Agreement and the Mortgage which is amended and supplemented by the Mortgage Addendum, shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Agreement;

(b)
by construing the definition of, and references throughout each of the Finance Documents to, the Mortgage as if the same referred to the Mortgage as amended and supplemented by the Mortgage Addendum; and

(c)
by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.3	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Facility Agreement) and Clause 5.2 (Amendments to Finance Documents); and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

5.4	Waiver

The Finance Parties, following the waiver provided by the Shareholder in respect of the Junior Default, hereby, with effect on and from the Effective Date, consent to irrevocably waive the Existing Default for the remainder of the Security Period.

6	FURTHER ASSURANCE

Clause 21.21 (Further assurance) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

7	FEES, COSTS AND EXPENSES

(a)	The Borrower shall pay to the Facility Agent an amendment fee in an amount of US$22,410 on the date of this Agreement.

(b)
Clause 16.2 (Amendment costs) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	NOTICES

Clause 36 (Notices) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

9	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11	ENFORCEMENT

11.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)
This Clause 11.1 (Jurisdiction) is for the benefit of the Secured Parties only.  As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

11.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints Messrs E. J. C. Album Solicitors, presently of 47 Lyndale Avenue, London NW2 2QB, England (attention: Mr Edward Album, tel: +44 20 7794 6080) as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 5 days of such event taking place) appoint another agent on terms acceptable to the Facility Agent.  Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE LENDERS

Name of Original Lender Commitment		Address for Communication	Commitment

Amsterdam Trade Bank N.V.		Non-Administrative Matters	$20,890,000

Address:

World Trade Center
Tower I, Level 6
Strawinskylaan 1939
1077 XX, Amsterdam
The Netherlands

Attention:Iraklis Tsirigotis/Mingli Zhu

Email:
To: I.Tsirigotis@atbank.nl/
m.zhu@atbank.nl

Cc: shipping.finance@atbank.nl

	Telephone No.:	+31 (0) 205 209 277 /
+31 (0) 205 209 404

Administrative Matters

Address:

World Trade Center
Tower I, Level 6
Strawinskylaan 1939
1077 XX, Amsterdam
The Netherlands

Attention: Liujun Zhou
Email:
To: shipping.finance@atbank.nl

	Telephone No.:	+31 (0) 205 209 277 /
+31 (0) 205 209 404

SCHEDULE 2

CONDITIONS PRECEDENT

1	Obligors

Documents of the kind specified in Schedule 2 Part A paragraphs 1.1, 1.2 and 1.3 of the Facility Agreement.

2	Documents

2.1	A duly executed original of this Agreement by the Parties to it.

2.2
A duly executed original of the Mortgage Addendum together with documentary evidence that the Mortgage Addendum has been duly registered in accordance with the laws of the jurisdiction of the relevant Approved Flag.

3	Legal opinion

3.1
A legal opinion of Watson, Farley & Williams, legal advisers to the Facility Agent and the Security Agent in England, substantially in the form distributed to the Lenders before signing this Agreement.

3.2
If an Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Facility Agent and the Security Agent in the relevant jurisdiction, substantially in the form distributed to the Lenders before signing this Agreement.

4	Other documents and evidence

4.1
A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement and the Mortgage Addendum or for the validity and enforceability of any Finance Document as amended and supplemented by this Agreement.

4.2	Evidence satisfactory to the Facility Agent that the Repayment Instalment of each of Tranche A, Tranche B and Tranche C falling due on 27 May 2021 has been paid.

4.3
Evidence satisfactory to the Facility Agent that the payment of $17,500 (representing 50 per cent. of the amount of the transfer to the DD Reserve Account which is scheduled to take place on the next Repayment Date) has been paid.

4.4	Evidence satisfactory to the Facility Agent that the fees, costs and expenses then due from the Borrower pursuant to Clause 7 (Fees, Costs and Expenses) have been paid.

EXECUTION PAGES

BORROWER

SIGNED by Stavros Gyftakis
)
duly authorised attorney-in-fact	)	/s/ Stavros Gyftakis
for and on behalf of	)
PARTNER SHIPPING CO. LIMITED	)
in the presence of:	)
Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

CORPORATE GUARANTOR

SIGNED by Stavros Gyftakis
)
duly authorised attorney-in-fact	)	/s/ Stavros Gyftakis
for and on behalf of	)
SEANERGY MARITIME HOLDINGS CORP.	)
in the presence of:	)
Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

ORIGINAL LENDERS

SIGNED by Kelina Kantzou
)
duly authorised	)	/s/ Kelina Kantzou
for and on behalf of	)
AMSTERDAM TRADE BANK N.V.	)
in the presence of:	)
Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

ARRANGER

SIGNED by Kelina Kantzou
)
duly authorised	)	/s/ Kelina Kantzou
for and on behalf of	)
AMSTERDAM TRADE BANK N.V.	)
in the presence of:	)
Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

FACILITY AGENT

SIGNED by Kelina Kantzou
)
duly authorised	)	/s/ Kelina Kantzou
for and on behalf of	)
AMSTERDAM TRADE BANK N.V.	)
in the presence of:	)
Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

SECURITY AGENT

SIGNED by Kelina Kantzou
)
duly authorised	)	/s/ Kelina Kantzou
for and on behalf of	)
AMSTERDAM TRADE BANK N.V.	)
in the presence of:	)
Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens